Exhibit 99.1 2020 INVESTOR PRESENTATION

SAFE HARBOR STATEMENT This presentation contains forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. These statements are based on the current beliefs and expectations of First Northwest Bancorp’s management and on information available to First Northwest Bancorp as of the date of this presentation. It is important to note that these forward-looking statements are not guarantees of future performance and are subject to significant risks and uncertainties, including, but not limited to, the ability of First Northwest Bancorp to implement its business strategy. Actual results may differ from those set forth in the forward-looking statements. Factors that could cause First Northwest Bancorp’s actual results to differ materially from those described in the forward-looking statements can be found in First Northwest Bancorp’s Annual Report on Form 10-K for the year ended December 31, 2018, which has been filed with the Securities and Exchange Commission and is available on the Securities and Exchange Commission’s website (www.sec.gov). First Northwest Bancorp does not undertake to update the forward-looking statements to reflect the impact of circumstances or events that may arise after the date of the forward-looking statements. 2

ABOUT FIRST NORTHWEST BANCORP “FNWB” Bank holding company for First Federal, a growing $1.3 billion asset bank headquartered in Port Angeles, Washington First Federal is a Washington state-chartered savings bank, founded in 1923 NASDAQ ticker symbol “FNWB”; Current Market Cap $187 Million 13 locations: 8 banking locations (including 6 Branches, and 2 stand-alone ITMs) in Clallam and Jefferson Counties, 2 Branches in Kitsap County, 2 Branches in Whatcom County, and a Lending Center in King County # 1 in Deposit Market Share in Clallam and Jefferson Counties Full-service community bank offering consumer, mortgage and commercial solutions 3

EXPERIENCED, BUT #YOUNG, MGMT. TEAM • President & CEO of the Bank since August 2019, and President & CEO of the Company since Matt Deines (age 46) December 2019. President and • Formerly CFO of Liberty Bay Bank and Sound Community Bank. Chief Executive Officer • Over 20 years of banking experience (MBA, inactive CPA). Terry Anderson (age 51) • Chief Credit Officer since 2018. Formerly Chief Credit Officer for South Sound Bank. EVP/Chief Credit Officer • Over 20 years banking experience. Kelly Liske (age 43) • Chief Banking Officer since 2013. EVP/Chief Banking Officer • 14 years with the Bank. Chris Riffle (age 44) • General Counsel and Corporate Secretary since 2017, and Chief Operating Officer since 2018. EVP/Chief Operating Officer/ • More than 13 years practicing law (JD), and representing First Federal as outside counsel Corp. Counsel/Corp. Secretary since 2009. Regina M. Wood (age 49) • Chief Financial Officer since 2013. EVP/Chief Financial Officer • 14 years with the Bank, previously Controller (CPA). Brett Bies (age 49) • Chief Information Officer since 2014. SVP/Chief Information Officer • Over 20 years of IT Management experience. Derek Brown (age 49) • Chief HR and Marketing Officer since 2015. SVP/Chief HR & Marketing Officer • Formerly an HR and business leader with Citibank (MBA). 4

STAKEHOLDERS SHAREHOLDERS CUSTOMERS COMMUNITY EMPLOYEES 5

(2) BANKING BRANCHFOOTPRINT FOOTPRINT (2) (2) 13• locations:6 branches in Clallam and Jefferson counties • •8 2banking branches locationsin Kitsap County (6 Branches, •2 2stand branches-alone in Whatcom ITMs) countyin Clallam •andLending Jefferson center in Counties King county Total of 11 locations • •2 Branches in Kitsap County • 2 Branches in Whatcom County • 1 Lending Center in King County 6 6 First Federal Market Areas

STRATEGIES FOR THE BANK TODAY Strategic Goals Financial Goals • Enhance digital offerings • Increase Return on Equity and • Deepen presence in existing grow Earnings per Share markets • Leverage infrastructure to reduce • Investment in Human Capital efficiency ratio • Leverage Data to • Lead with organic growth and Manage Risk and Drive Growth complement with wholesale • Increase NIM with enhanced balance sheet 7

Three- 13.5% 88% Loan to pronged TCE/Assets Deposit ratio approach OPPORTUNITY TO LEVERAGE Relationship Digital Wholesale 8

Q4 2019 FINANCIAL HIGHLIGHTS 4Q2019 net income totaled $2.2 million, down from the record of $2.5 million generated in 3Q19 and up 4.1% compared to $2.1 million in 4Q18; Basic and diluted earnings per share was $0.23 in 4Q19, compared to $0.25 for 3Q19, and increased from $0.21 for 4Q18; Loans receivable increased 4.4% to $878.4 million at December 31, 2019, compared to $841.1 million at September 30, 2019, and increased 1.7% when compared to $863.9 million a year ago, primarily due to increases in commercial business loans; Deposits increased 3.2% during the quarter and increased 6.5% from one year prior, reaching $1.0 billion at year-end, reflecting attractive pricing in the brokered certificates of deposit market; Repurchased 105,600 shares of its common stock at an average price of $17.33 per share during the quarter, and 477,837 shares at an average price of $16.36 per share during the year, under its 2017 stock repurchase plan. There were 25,209 shares authorized for repurchase under this plan as of December 31, 2019; and The board of directors approved a new stock repurchase plan of up to 535,097 shares, or approximately 5% of shares outstanding, to commence in 2020 upon completion of the 2017 plan. 9

$1,400 $1,200 $1,000 $800 BALANCE SHEET $600 $400 $200 $- 12/31/15 12/31/2017 12/31/2019 $ in millions Net Loans Total Deposits Total Assets 10

Tangible Common Equity to Tangible Assets 21.0% 19.8% 20.0% 19.0% CAPITAL 18.0% 17.0% 17.0% STRENGTH 16.0% 15.0% 14.6% 14.0% 13.7% 13.5% 13.0% 12.0% 11.0% 10.0% 9.0% 2015 2016 2017 2018 2019 11

DIVERSIFIED LOAN PORTFOLIO 12 12

$9,500 3.30% 3.25% 3.22% 3.25% 3.19% $8,500 3.20% 3.16% 3.16% 3.17% 3.14% 3.15% 3.10% $7,500 3.10% 3.05% $6,500 3.00% 1Q18 2Q18 3Q18 4Q18 1Q19 2Q19 3Q19 4Q19 $ in thousands Net Interest Income Net Interest Margin NET INTEREST INCOME AND NET INTEREST MARGIN 13

Savings 17% Certificates of Deposit DEPOSIT 31% Total Deposits PORTFOLIO $1.0 Billion at 12/31/19 Transaction Accounts 27% Money Market Accounts 25% 14 14

DEPOSIT MARKET SHARE Clallam and Jefferson Counties Clallam County 2019 Market Rank Institution (ST) Branches Deposits ($) Share (%) 1 First Northwest Bancorp (WA) 7 661967 35.09 2 Sound Financial Bancorp Inc. (WA) 2 334,492 17.73 3 FS Bancorp Inc. (WA) 2 161,663 8.57 4 Wells Fargo & Co. (CA) 2 149,143 7.91 5 JPMorgan Chase & Co. (NY) 2 140,348 7.44 6 U.S. Bancorp (MN) 2 128,780 6.83 7 Umpqua Holdings Corp. (OR) 2 95,755 5.08 8 KeyCorp (OH) 2 92,288 4.89 9 Olympic Bancorp Inc. (WA) 2 68,593 3.64 10 Washington Federal Inc. (WA) 1 53,654 2.84 Total For Institutions In Market 24 $ 1,886,683 Jefferson County 2019 Market Rank Institution (ST) Branches Deposits ($) Share (%) 1 First Northwest Bancorp (WA) 1 131,182 21.90 2 Olympic Bancorp Inc. (WA) 3 107,958 18.03 3 FS Bancorp Inc. (WA) 2 103,926 17.35 4 JPMorgan Chase & Co. (NY) 1 73,291 12.24 5 U.S. Bancorp (MN) 2 72,299 12.07 6 Wells Fargo & Co. (CA) 1 63,788 10.65 7 Sound Financial Bancorp Inc. (WA) 1 46,457 7.76 Total For Institutions In Market 11 $ 598,901 Source: S&P Global Market Intelligence 15 Note: Deposit market share data as of June 30, 2019. S&P also considers 2 stand-alone ITMs as “Branches” within survey.

DEPOSIT MARKET SHARE Kitsap and Whatcom Counties Kitsap County 2019 Market Rank Institution (ST) Branches Deposits Share (%) 1 Bank of America Corporation (NC) 5 795,492 23.78 2 Olympic Bancorp Inc. (WA) 11 678,868 20.29 3 JPMorgan Chase & Co. (NY) 6 453,154 13.55 4 Wells Fargo & Co. (CA) 5 384,849 11.50 5 Columbia Banking System Inc. (WA) 6 259,135 7.75 6 KeyCorp (OH) 5 145,358 4.35 7 U.S. Bancorp (MN) 4 117,346 3.51 8 Liberty Bay Bank (WA) 1 93,501 2.79 9 Mitsubishi UFJ Financial 1 92,115 2.75 10 First Northwest Bancorp (WA) 2 78,755 2.35 Total For Institutions In Market 55 $ 3,345,395 Whatcom County 2019 Market Rank Institution (ST) Branches Deposits ($) Share (%) 1 Peoples Bancorp (WA) 9 901,572 21.98 2 Bank of America Corporation (NC) 2 525,304 12.80 3 U.S. Bancorp (MN) 5 382,378 9.32 4 Washington Federal Inc. (WA) 7 375,356 9.15 5 Wells Fargo & Co. (CA) 3 362,855 8.84 6 JPMorgan Chase & Co. (NY) 5 327,011 7.97 7 Banner Corp. (WA) 6 312,517 7.62 8 KeyCorp (OH) 5 285,760 6.97 9 Pacific Financial Corp. (WA) 3 159,442 3.89 10 Heritage Financial Corp. (WA) 2 157,649 3.84 12 First Northwest Bancorp (WA) 2 70,562 1.72 Total For Institutions In Market 54 $ 4,102,631 Source: S&P Global Market Intelligence 16 Note: Deposit market share data as of June 30, 2019.

TANGIBLE BOOK VALUE PER SHARE 17

First Northwest Bancorp

QUARTERLY RETURN ON ASSETS AND RETURN ON EQUITY



ROA
0.90%
0.80%
0.70%
0.60%
0.50%
0.40%
0.30%
0.20%
0.10%
0.00%
0.51%
0.51%
0.64%
0.68%
0.70%
0.65%
0.81%
0.71%
1Q18
2Q18
3Q18
4Q18
1Q19
2Q19
3Q19
4Q19



ROE
6.00%
5.00%
4.00%
3.00%
2.00%
1.00%
0.00%
3.47%
3.51%
4.45%
4.96%
5.12%
4.77%
5.65%
4.99%
1Q18
2Q18
3Q18
4Q18
1Q19
2Q19
3Q19
4Q19

18

TRENDS FOR DILUTED EARNINGS PER SHARE (EPS) AND RETURN ON AVERAGE EQUITY (ROAE) EPS ROAE CALENDAR YEAR CALENDAR YEAR Source: S&P Global Market Intelligence 19

1. Properly leverage equity capital to improve EPS and ROAE FINANCIAL 2. Grow revenue while maintaining expense GOALS AND discipline to reduce efficiency ratio 3. Maintain market lead in historical markets and OBJECTIVES expand Puget Sound market share 4. Maintain strong credit culture and asset quality 20

THREE YEAR STOCK PERFORMANCE Source: S&P Global Market Intelligence 21